UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2026

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Axe Compute Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania 15201

(Address of Principal Executive Offices) (Zip Code)

(412) 432-1500

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AGPU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 14, 2026, Axe Compute Inc. (the “Company”) issued a press release announcing its financial results for the quarterly period ended June 30, 2026. The Company is furnishing a copy of the press release, which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Current Report on Form 8-K (including Exhibit 99.1) is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of the section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K, including the exhibit, includes “Adjusted EBITDA,” which is a non-GAAP financial measure. The Company defines Adjusted EBITDA as net income (loss) adjusted to exclude: (i) interest expense (income), net; (ii) income tax expense (benefit); (iii) depreciation and amortization; (iv) stock-based compensation expense; and (v) unrealized (gains) losses on digital assets. Unrealized (gains) losses on digital assets represent mark-to-market, fair value adjustments related to digital assets and digital asset receivables, and do not include realized gains and losses on digital assets, including from ATH used to pay for compute the Company then sells to customers. Adjusted EBITDA is not a substitute for net income (loss) or any other measure of financial performance prepared in accordance with U.S. GAAP and may not be comparable to similarly titled measures used by other companies. Management believes Adjusted EBITDA is useful to investors because it provides a supplemental measure of the Company’s core operating performance by excluding the effects of capital structure decisions (such as interest expense), non-cash charges (such as depreciation, amortization and stock-based compensation), unrealized fair value adjustments (such as changes in volatile market price of digital asset holdings) and tax impacts that can vary significantly between periods and across companies.

Management uses Adjusted EBITDA to evaluate the Company’s performance, compare performance across periods, and assist in the allocation of resources. Investors are cautioned that Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under U.S. GAAP. A reconciliation of Adjusted EBITDA to the most directly comparable U.S. GAAP financial measure is included in the tables accompanying the exhibit. To the extent the Company provides forward-looking Adjusted EBITDA guidance in connection with the exhibit or the related earnings call, a reconciliation of such forward-looking non-GAAP measure to the most directly comparable U.S. GAAP measure may not be available without unreasonable effort due to the inherent difficulty in forecasting and quantifying certain amounts, including but not limited to fair value adjustments on digital asset holdings, stock-based compensation expense, and other non-cash or non-recurring items, the timing and magnitude of which may be significant.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axe Compute Inc.

Date: August 14, 2026	By:	/s/ Christopher Miglino
Christopher Miglino
Chief Executive Officer